EXHIBIT 99.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Dirk Bartels, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Poet Holdings, Inc. (the “Company”) on Form 10-Q for the quarterly period ended June 30, 2002 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Act of 1934 and that information contained in such Report fairly presents in all material respects the financial condition and results of operations of the Company.

/s/ DIRK BARTELS President, Chief Executive Officer and Director August 13, 2002

I, Jochen Witte, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Poet Holdings, Inc. (the “Company”) on Form 10-Q for the quarterly period ended June 30, 2002 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Act of 1934 and that information contained in such Report fairly presents in all material respects the financial condition and results of operations of the Company.

/s/ JOCHEN WITTE Chief Financial Officer and Executive Vice President of European Operations August 13, 2002